UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

N/A

TALEO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Boulevard, Suite 400

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 452-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events	3
Item 9.01	Financial Statements and Exhibits	3
SIGNATURES		4
EXHIBIT INDEX		5
EXHIBIT 23.1
EXHIBIT 23.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 8.01	Other Events

Taleo Corporation (“Taleo”) is filing this Current Report on Form 8-K to present certain portions of the financial statements originally referred to in a Current Report on Form 8-K on July 3, 2008, as amended on September 16, 2008, which reported the completion of its acquisition of Vurv Technology, Inc. (“Vurv”), and included the required financial statements and pro forma financial information. This Current Report on Form 8-K is being filed to facilitate Taleo’s filing on Form S-1 of even date herewith, which will incorporate by reference these financial statements. These pro forma financial statements have been updated to reflect the events referenced in Taleo’s Form 8-K dated October 16, 2009 and the closing of the acquisition by Taleo of Vurv, but have not otherwise been updated for events occurring subsequent to their filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries as of January 31, 2008 and 2007 and for the three years ended January 31, 2008 are being filed as Exhibit 99.1 to this Form 8-K. The unaudited condensed consolidated financial statements of Vurv Technology, Inc., as of April 30, 2008, and for each of the three months ended April 30, 2008 and 2007, are being filed as Exhibit 99.2 to this Form 8-K.

(b) Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated statement of operations of Taleo Corporation for the twelve-month period ended December 31, 2008 is being filed as Exhibit 99.3 to this Form 8-K.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Public Accounting Firm.

23.2	Consent of Ernst & Young LLP, Independent Certified Public Accountants.

99.1	Consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of January 31, 2008 and 2007, and for each of the three years in the period ended January 31, 2008.

99.2	Unaudited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of April 30, 2008, and for each of the three months ended April 30, 2008 and 2007.

99.3	Unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION

By:	/S/ KATY MURRAY
Katy Murray
Chief Financial Officer

Date: October 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, Independent Public Accounting Firm.

23.2	Consent of Ernst & Young LLP, Independent Certified Public Accountants.

99.1	Consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of January 31, 2008 and 2007, and for each of the three years in the period ended January 31, 2008.

99.2	Unaudited consolidated financial statements of Vurv Technology, Inc. and Subsidiaries, as of April 30, 2008, and for each of the three months ended April 30, 2008 and 2007.

99.3	Unaudited pro forma combined condensed statement of operations of Taleo Corporation for the twelve month period ended December 31, 2008.

5